DREYFUS HIGH YIELD STRATEGIES FUND
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ---------------------------------------


To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, August 3, 2001 at 10:00 a.m., for the following purposes:

    1. To elect two Class II Trustees to serve for a three year term and until their successors are duly elected and qualified;

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on June 1, 2001 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board


                                               Michael Rosenberg
                                               Assistant Secretary

New York, New York

June 21, 2001







                       WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                       DREYFUS HIGH YIELD STRATEGIES FUND

                                 PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, AUGUST 3, 2001

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Friday, August 3, 2001 at 10:00 a.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2001 are entitled to be present and to vote at the meeting. Each share of beneficial interest of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 65,731,508 shares of beneficial interest of the Fund outstanding as of June 1, 2001. To the Fund' s knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

    Proxy materials will be mailed to shareholders of record on or about June 27, 2001. Copies of the Fund's current Annual Report have been mailed to its shareholders and may be obtained free of charge by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                       PROPOSAL 1. ELECTION OF TRUSTEES

    The Board of Trustees of the Fund is divided into three classes with the terms of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class II Trustees to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees" ) proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund's continuing Trustees and other relevant information is set forth on Exhibit A. Election of a Nominee requires the approval of a majority of shares of beneficial interest in the Fund represented in person or by proxy and entitled to vote at the Annual Meeting, if a quorum is present.




NAME OF NOMINEE, PRINCIPAL                                                                                             YEAR
OCCUPATION AND BUSINESS EXPERIENCE                                                                 TRUSTEE             TERM
FOR PAST FIVE YEARS                                                          AGE                    SINCE             EXPIRES

CLASS II:

JAMES M. FITZGIBBONS                                                          66                   1998                2004

    Trustee of the Fund; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of the Board and CEO of Fieldcrest Cannon, Inc. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

ROSLYN M. WATSON                                                              51                   1998                2004

   Trustee of the Fund; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Ontario Hydro Services Company; Director, the Hyams Foundation, Inc. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

   The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    The Fund has an audit committee comprised of all of the Trustees of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. A copy of the Fund' s Audit Committee Charter, which describes the audit committee's purposes, duties and powers, is attached as Exhibit B to this proxy statement. The Fund also has a nominating committee comprised of all of the Trustees of the Fund, the function of which is, from time to time, to nominate persons to be considered by the Board for Board member positions. The Fund does not have a standing compensation committee or any committee performing similar functions. As of May 31, 2001, Mr. Goeschel owned 65,000 shares of the Fund's beneficial interest, constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Trustee or officer owned any shares of the Fund's beneficial interest outstanding.

    For the fiscal year ended March 31, 2001, the Fund held 13 Board and / or Committee meetings. All Trustees (except Kenneth Himmel) attended at least 75% of all Board and Committee meetings, as applicable, during the last fiscal year. Certain information concerning the Fund's officers is also set forth in Exhibit A.

    Each Trustee who is not an "interested person" of the Fund (as defined in the 1940 Act) receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust, collectively, (the " Dreyfus/Laurel Funds") and the Fund, the $2,000 committee meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an "interested person" (as defined in the 1940 Act) also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

    The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee (" Director" ) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each of the fund Boards on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams and Francis P. Brennan currently are Directors Emeritus.

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2001, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member for the year ended December 31, 2000, was as follows:

                                                                 TOTAL
                                                              COMPENSATION
                                                            FROM FUND AND
                                    AGGREGATE                FUND COMPLEX
                                 COMPENSATION                  PAID TO
NAME OF NOMINEE                 FROM THE FUND*                 NOMINEE

James M. Fitzgibbons                $25,500                   $95,000 (28)**

Rosyln M. Watson                    $26,000                   $95,000 (28)**
----------------------------------------------

      * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $11,139 for all Board Members as a group.

     ** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board Member.

                        SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on April 26, 2001, the Fund's audit committee recommended and the Fund's Board, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, approved the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2002. KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization.

    At a meeting held on May 24,2001, after reviewing the Fund's audited financial statements for the fiscal year ended March 31, 2001, the Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's annual report to shareholders. A copy of the audit committee's report for the Fund is attached as Exhibit C to this proxy statement.

    AUDIT FEES. For the fiscal year ended March 31, 2001, KMPG LLP billed the Fund $72,100 for services rendered for the audit of the Fund's annual financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. For the fiscal year ended March 31, 2001, KPMG LLP did not bill the Fund, Dreyfus or entities controlling, controlled by or under common control with Dreyfus (including Mellon Financial Corporation) for financial information systems design or implementation services.

    ALL OTHER FEES. For the fiscal year ended March 31, 2001, KPMG LLP did not bill the Fund for other fees. However, KPMG did bill Mellon Financial Corporation and subsidiaries for the following other fees:

                                                                 (in thousands)

Non-Financial Systems Consulting                                      $3,764

Statement on Auditing Standards No. 70 Assurance Services              1,816

Regulatory and Employee Benefit Plan Financial Statement Audits        1,706

Process and Risk Management Control Reviews                              821

Compliance Attestation Services                                          646

Tax Matters                                                              584

Other                                                                  1,104

           Total                                                     $10,441

    The audit committee for the Fund considered the compatibility of these non-audit services with KPMG LLP's independence.

    A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                               VOTING INFORMATION

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder' s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned, and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder' s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

    The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or electronically and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

                                  OTHER MATTERS

    The Fund's Board is not aware of any other matter which may come before the meeting. However, should a matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 28, 2002, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund' s investment adviser.

                       NOTICE TO BANKS, BROKER/DEALERS AND

                       VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, in care of Mellon Investor Services, LLC, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 21, 2001




                                    EXHIBIT A

                                     PART I

    Part I sets forth information relevant to the continuing Trustees.

NAME OF CONTINUING TRUSTEE, PRINCIPAL                                                                                  YEAR
OCCUPATION AND BUSINESS EXPERIENCE                                                                 TRUSTEE             TERM
FOR PAST FIVE YEARS                                                          AGE                    SINCE             EXPIRES





CLASS I:

KENNETH A. HIMMEL                                                             55                   1998                2003

    Trustee of the Fund; President & CEO, The Palladium Company; President & CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC") and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus. Address: 625 Madison Avenue, New York, New York 10022.

STEPHEN J. LOCKWOOD                                                           54                   1998                2003

   Trustee of the Fund; Chairman of the Board and CEO, LDG Reinsurance Corporation; Vice Chairman, HCCH. Address: 401 Edgewater Place, Wakefield,
Massachusetts    01880.

BENAREE PRATT WILEY                                                           55                   1998                2003

   Trustee of the Fund; President & CEO of The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, Massachusetts; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Address:
172 Newbury Street, 3rd Floor, Boston, Massachusetts 02116.


NAME OF CONTINUING TRUSTEE, PRINCIPAL                                                                                  YEAR
OCCUPATION AND BUSINESS EXPERIENCE                                                                 TRUSTEE             TERM
FOR PAST FIVE YEARS                                                          AGE                    SINCE             EXPIRES

CLASS III:
JOSEPH S. DIMARTINO                                                           57                   1998                2002

   Chairman of the Board and Trustee of the Fund. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCat.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a Director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a Director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 1994, he was a Director of Mellon Financial Corporation.
Address: 200 Park Avenue, New York, New York 10166.


J. TOMLINSON FORT                                                             73                   1998                2002

   Trustee  of  the  Fund;  Of  Counsel,  Reed, Smith, Shaw & McClay (law firm).
Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

ARTHUR L. GOESCHEL                                                            79                   1998                2002

   Trustee of the Fund; Director, Calgon Carbon Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation.
Address:  Way  Hollow  Road  and  Woodland  Road, Sewickley, Pennsylvania 15143

                       PERTAINING TO THE BOARD OF THE FUND

    Compensation Table. The aggregate amount of compensation paid to each continuing Trustee by the Fund for the fiscal year ended March 31, 2001 and by all funds in the Dreyfus Family of Funds for which such continuing Trustee was a Board member for the year ended December 31, 2000, was as follows:


                                                                              TOTAL
                                                                                                    COMPENSATION
                                                                                                    FROM THE FUND AND
                                                             AGGREGATE                               FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                 PAID TO
TRUSTEE                                                    FROM THE FUND*                          CONTINUING TRUSTEE

Joseph S. DiMartino                                            $32,500                               $805,537 (194)**

J. Tomlinson Fort                                              $26,000                               $95,000 (28)**

Arthur L. Goeschel                                             $26,000                               $95,000 (28)**

Kenneth A. Himmel                                              $23,000                               $82,000 (28)**

Stephen J. Lockwood                                            $23,000                               $81,500 (28)**

Benaree Pratt Wiley                                            $26,000                               $95,000 (28)**
------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $11,139 for all Board Members as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the continuing
   Trustee serves as a Board member.

                                     PART II


    Part II sets forth information relevant to the executive officers of the Fund.

NAME AND POSITION                                PRINCIPAL  OCCUPATION  AND BUSINESS
WITH FUND                         AGE            EXPERIENCE FOR PAST FIVE YEARS




STEPHEN E. CANTER

President                         55              Chairman  of  the  Board, Chief
                                                  Executive  Officer, President,
                                                  Chief Operating Officer, Chief
                                                  Investment Officer and Director
                                                  of Dreyfus, and an officer of 93
                                                  investment companies (comprised of
                                                  180  portfolios)  managed  by
                                                  Dreyfus.  Mr.  Canter  also  is
                                                  a Director or an Executive
                                                  Committee  Member  of the other
                                                  investment management subsidiaries of
                                                  Mellon Financial Corporation, each of
                                                  which is an affiliate of Dreyfus.

MARK N. JACOBS

Vice President                    54              Executive   Vice   President, General
                                                  Counsel  and  Secretary  to  Dreyfus,
                                                  and  an officer of 94 investment
                                                  companies (comprised of 193 portfolios)
                                                  managed by Dreyfus.

JOSEPH CONNOLLY

Vice President and Treasurer      43              Director    --    Mutual   Fund Accounting
                                                  of  Dreyfus, and an officer of 94 investment
                                                  companies (comprised of 193 portfolios) managed
                                                  by Dreyfus.

STEVEN F. NEWMAN

Secretary                         51              Associate  General  Counsel and Assistant
                                                  Secretary  of  Dreyfus,  and  an  officer
                                                  of 94 investment companies (comprised of 193
                                                  portfolios) managed by Dreyfus.

JEFFREY PRUSNOFSKY

Assistant Secretary               35              Associate  General  Counsel  of Dreyfus,
                                                  and an officer of 10 investment companies (comprised
                                                  of 59 portfolios) managed by Dreyfus.

MICHAEL ROSENBERG

Assistant Secretary               41              Associate  General  Counsel  of Dreyfus, and
                                                  an officer of 93 investment companies (comprised of
                                                  180 portfolios) managed by Dreyfus.

                                       A-4



NAME AND POSITION                                PRINCIPAL  OCCUPATION  AND BUSINESS
WITH FUND                         AGE            EXPERIENCE FOR PAST FIVE YEARS




WILLIAM MCDOWELL

Assistant Treasurer              42              Senior  Accounting  Manager  --   Taxable
                                                 Fixed  Income  of  Dreyfus,  and  an officer
                                                 of 18 investment companies (comprised    of
                                                 74    portfolios)    managed    by    Dreyfus.


                                    EXHIBIT B

                       DREYFUS HIGH YIELD STRATEGIES FUND

                             AUDIT COMMITTEE CHARTER

I.Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Dreyfus High Yield Strategies Fund (the "Fund") that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Trustees:

    1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

    2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

    3.in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement) , evaluating and, where deemed appropriate, replacing the outside auditors; and

    4.   in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III.Meetings of the Audit Committee. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV.Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1.The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

    2.The Audit Committee shall review and discuss with the independent auditors:

      a.   the scope of audits and audit reports;

      b. the personnel, staffing, qualifications and experience of the auditor;

      c.   the compensation of the auditor; and

      d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independent Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    3.The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

      a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

      b. the level of responsibility assumed by the auditors in the preparation of the audit;

      c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

      d. the   process   used  by  management  for  the  Fund  in  formulating
particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

      e. the auditor' s responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

      f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

      g. any consultations with other accountants and significant matters that were the subject of such consultations;

      h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

      i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

    4. The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

    5.The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    6.The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

    7.The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                    EXHIBIT C


Dreyfus High Yield Strategies Fund

                                                                   May 24, 2001

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund, including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund' s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2001. The committee and the board also have approved the selection of KPMG LLP as the Fund's independent auditors.


J. Tomlinson Fort, Audit Committee Chair

Kenneth A. Kimmel, Audit Committee Member

Joseph DiMartino, Audit Committee Member

Stephen  J. Lockwood, Audit Committee Member

James M. Fitzgibbons, Audit Committee Member

Roslyn M. Watson, Audit Committee Member

Arthur L. Goeschel, Audit Committee Member

Benaree Pratt Wiley, Audit Committee Member

Please mark Boxes in blue or black ink.


                                             Please mark              X
                                             your votes as
                                             indicated in
                                             this example

The Board of Trustees recommends a vote For item 1.
1. Election of Nominees.

FOR All Nominees listed to         WITHHOLD authority
the right (except as marked        for ALL Nominees
to the contrary)                   listed to the right

Nominees for Class II Trustee are:James M. Fitzgibbons and Rosyln M. Watson WITHHELD FOR (write name of nominee(s) in space provided below)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF
TRUSTEES AND WILL BE VOTED FOR ELECTION
OF THE PROPOSED TRUSTEES AND FOR THE
ABOVE PROPOSALS UNLESS OTHERWISE
INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:______________________________________, 2001

____________________________________________
              Signature(s)

____________________________________________
              Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

 FOLD AND DETACH HERE

--------------------------------------------------------------------------------



                       DREYFUS HIGH YIELD STRATEGIES FUND

                                     PROXY

                Annual Meeting of Shareholders - August 3, 2001

The undersigned shareholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints James Bitetto and Robert R. Mullery and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on June 1, 2001 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10:00 a.m. on August 3, 2001, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in both sides of this card and return it promptly in the enclosed envelope.)

                       DREYFUS HIGH YIELD STRATEGIES FUND

                                   IMPORTANT

                              PLEASE ACT PROMPTLY
                  SIGN, DATE AND MAILYOUR PROXY CARD(S) TODAY.


No matter how many shares you own, your vote is important. Voting also can help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.

                                                                      854PrxyB98